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                                    EXHIBIT A
                             FORM OF PROMISSORY NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE SECURITIES LAWS, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH TRANSFER.


                        AMERICAN CUSTOM COMPONENTS, INC.
                        --------------------------------
                             SECURED PROMISSORY NOTE
                             -----------------------


$100,000.00                                           Newport Beach, California
                                                               October 30, 1997

         FOR VALUE RECEIVED, the undersigned, American Custom Components, Inc., a Nevada corporation (the "Company"), hereby promises to pay to the order of George Kimble, as representative of the holders of 100% of the shares of common stock of Caribbean Electronics, Ltd., or its lawful assigns (the "Purchaser"), in lawful money of the United States of America, and in immediately available funds, the principal sum of ONE HUNDRED THOUSAND DOLLARS ($100,000.00). The principal hereof and any accrued interest shall be due and payable on or before April 30, 2000. Payment of all amounts due hereunder shall be made at the address of the Purchaser provided for herein. The Company further promises to pay interest at the rate of 8.00% percent per annum on the outstanding principal balance hereof, such interest to be payable quarterly in arrears on the 1st day of each quarter, commencing January 1, 1998.

         1. SECURITY. This Note is secured by and entitled to the benefits of a certain Company Security Agreement (the "Company Security Agreement") dated as of even date herewith, among the Company and the Purchaser.

         2. EXTENSION OF MATURITY DATE. Purchaser shall have the right, in its sole discretion, to extend the maturity of this Note, each such extension exercisable only by the Purchaser by delivering to the Company written notice of such extension at any time prior to the maturity date then in effect.

         3. TRANSFERABILITY. Subject to the provisions of Paragraph 3 hereto, this Note shall be freely transferable by the Purchaser provided such transfer is in compliance with applicable federal and state securities laws.


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         4. DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

                  (a) The non-payment, when due, of any principal pursuant to this Note;

                  (b) The material breach of any representation or warranty in this Note. In the event the Purchaser becomes aware of a breach of this Section 4(b), the Purchaser shall notify the Company in writing of such breach and the Company shall have five business days after notice to cure such breach;

                  (c) The material breach of any covenant or undertaking in this Note, not otherwise provided for in this Section 4;

                  (d) The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

                  (e) The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

         Upon the occurrence of any Default or Event of Default, the Purchaser may, by written notice to the Company, declare all or any portion of the unpaid principal amount due to Purchaser immediately due and payable, in which event it shall immediately be and become due and payable, provided that upon the occurrence of an Event of Default as set forth in paragraph (d) or paragraph (e) hereof, all or any portion of the unpaid principal amount due to Purchaser shall immediately become due and payable without any such notice.




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         IN WITNESS WHEREOF, the Company has signed and sealed this Note and delivered it in Newport Beach, California as of October 30, 1997.



                                               AMERICAN CUSTOM COMPONENTS, INC.


                                               /s/ Tony Walk
                                               --------------------------------
                                               By:      Tony Walk
                                               Its:     President

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